UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                 February 13, 2006
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112
(Address of principal executive offices) (Zip Code)

(215) 448-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 13, 2006, the registrant issued a press release announcing its financial results for the quarter ended December 31, 2005, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference, and supplemental financial information of the registrant for the quarter ended December 31, 2005 is attached as Exhibit 99.2 and is incorporated herein by reference.

The information, including exhibits attached hereto, furnished under this Item 2.02 shall be deemed “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

The following exhibits are included with this Form 8-K.

Exhibit Number	Description
99.1	Press release dated February 13, 2006, announcing Lincoln National Corporation’s financial results for the quarter ended December 31, 2005.
99.2	Lincoln National Corporation Supplemental Financial Information for the Quarter Ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION
By /s/ Douglas N. Miller
Name: Douglas N. Miller
Title: Vice President, Controller and
Chief Accounting Officer

Date: February 13, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 13, 2006, announcing Lincoln National Corporation’s financial results for the quarter ended December 31, 2005.
99.2	Lincoln National Corporation Supplemental Financial Information for the Quarter Ended December 31, 2005.